Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Six Months Ended
	June 30, 2009	June 30, 2008
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$262	$393
Real Estate	346	109
Manufacturing	124	226
Other	10	11

Total Revenues	742	739

Costs and Expenses:
Cost of Goods Sold:
Timber	206	276
Real Estate	128	36
Manufacturing	140	240
Other	1	1

Total Cost of Goods Sold	475	553
Selling, General and Administrative	55	63

Total Costs and Expenses	530	616

Other Operating Income (Expense), net	—	3

Operating Income	212	126

Equity Earnings from Timberland Venture	29	—

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	47	70
Interest Expense (Note Payable to Timberland Venture)	29	—

Total Interest Expense, net	76	70

Gain on Extinguishment of Debt	1	—

Income before Income Taxes	166	56

Benefit for Income Taxes	(23)	(13)

Net Income	$189	$69

Per Share Amounts:

Net Income per Share - Basic	$1.15	$0.40
Net Income per Share - Diluted	$1.15	$0.40

Weighted Average Number of Shares Outstanding
- Basic	163.8	171.4
- Diluted	163.9	171.8

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	June 30, 2009	June 30, 2008
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$123	$192
Real Estate	78	57
Manufacturing	66	121
Other	5	6

Total Revenues	272	376

Costs and Expenses:
Cost of Goods Sold:
Timber	98	137
Real Estate	33	20
Manufacturing	64	128
Other	1	1

Total Cost of Goods Sold	196	286
Selling, General and Administrative	23	33

Total Costs and Expenses	219	319

Other Operating Income (Expense), net	—	—

Operating Income	53	57

Equity Earnings from Timberland Venture	14	—

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	23	34
Interest Expense (Note Payable to Timberland Venture)	15	—

Total Interest Expense, net	38	34

Income before Income Taxes	29	23

Benefit for Income Taxes	(3)	(8)

Net Income	$32	$31

Per Share Amounts:

Net Income per Share - Basic	$0.19	$0.18
Net Income per Share - Diluted	$0.19	$0.18

Weighted Average Number of Shares Outstanding
- Basic	162.8	171.1
- Diluted	162.9	171.6

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30, 2009	December 31, 2008
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$347	$369
Accounts Receivable	34	22
Like-Kind Exchange Funds Held in Escrow	—	48
Taxes Receivable	6	23
Inventories	53	74
Deferred Tax Asset	9	11
Real Estate Development Properties	3	4
Assets Held for Sale	87	137
Other Current Assets	15	11

	554	699

Timber and Timberlands, net	3,565	3,638
Property, Plant and Equipment, net	160	177
Equity Investment in Timberland Venture	203	199
Deferred Tax Asset	19	—
Investment in Grantor Trusts (at Fair Value)	26	25
Other Assets	41	42

Total Assets	$4,568	$4,780

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$110	$158
Accounts Payable	31	35
Interest Payable	27	30
Wages Payable	15	28
Taxes Payable	19	18
Deferred Revenue	26	17
Other Current Liabilities	16	21

	244	307

Long-Term Debt	1,703	1,793
Line of Credit	206	231
Note Payable to Timberland Venture	783	783
Deferred Tax Liability	—	4
Other Liabilities	90	90

Total Liabilities	3,026	3,208

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 162.8 at June 30, 2009, and 166.0 at December 31, 2008	2	2
Additional Paid-In Capital	2,230	2,225
Retained Earnings	200	149
Treasury Stock, at cost, Common Shares - 24.8 at June 30, 2009, and 21.5 at December 31, 2008	(860)	(773)
Accumulated Other Comprehensive Income (Loss)	(30)	(31)

Total Stockholders’ Equity	1,542	1,572

Total Liabilities and Stockholders’ Equity	$4,568	$4,780

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended
	June 30, 2009	June 30, 2008
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$189	$69
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2009 and 2008)	57	76
Basis of Real Estate Sold	118	22
Equity Earnings from Timberland Venture	(29)	—
Distribution from Timberland Venture	25	—
Expenditures for Real Estate Development	(1)	(5)
Deferred Income Taxes	(21)	(8)
Gain on Extinguishment of Debt	(1)	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(4)	18
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	48	(61)
Income Tax Receivable	17	—
Other Working Capital Changes	(8)	(17)
Other	4	—

Net Cash Provided By Operating Activities	394	94

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(28)	(29)
Timberlands Acquired	—	(1)

Net Cash Used In Investing Activities	(28)	(30)

Cash Flows From Financing Activities:
Dividends	(138)	(144)
Borrowings on Line of Credit	431	755
Repayments on Line of Credit	(456)	(942)
Proceeds from Issuance of Long-Term Debt	—	250
Principal Payments and Retirement of Long-Term Debt	(138)	(47)
Proceeds from Stock Option Exercises	—	1
Acquisition of Treasury Stock	(87)	(51)
Other	—	(1)

Net Cash Used In Financing Activities	(388)	(179)

Increase (Decrease) In Cash and Cash Equivalents	(22)	(115)
Cash and Cash Equivalents:
Beginning of Period	369	240

End of Period	$347	$125

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	June 30, 2009	June 30, 2008
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$32	$31
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2008)	24	43
Basis of Real Estate Sold	29	12
Equity Earnings from Timberland Venture	(14)	—
Expenditures for Real Estate Development	(1)	(2)
Deferred Income Taxes	(4)	(6)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	18
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	3	(30)
Income Tax Receivable	18	—
Other Working Capital Changes	22	22
Other	3	7

Net Cash Provided By Operating Activities	110	95

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(11)	(16)

Net Cash Used In Investing Activities	(11)	(16)

Cash Flows From Financing Activities:
Dividends	(69)	(72)
Borrowings on Line of Credit	206	278
Repayments on Line of Credit	(211)	(278)
Principal Payments and Retirement of Long-Term Debt	(33)	—
Proceeds from Stock Option Exercises	—	1
Other	—	(1)

Net Cash Used In Financing Activities	(107)	(72)

Increase (Decrease) In Cash and Cash Equivalents	(8)	7
Cash and Cash Equivalents:
Beginning of Period	355	118

End of Period	$347	$125

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Six Months 2009	Six Months 2008
	(In Millions)
Revenues:
Northern Resources	$92	$168
Southern Resources	172	250
Real Estate	346	109
Manufacturing	124	226
Other	10	11
Eliminations	(2)	(25)

Total Revenues	$742	$739

Operating Income (Loss)
Northern Resources	$(5)	$21
Southern Resources	43	74
Real Estate	214	68
Manufacturing	(22)	(20)
Other	9	10
Other Costs and Eliminations	(27)	(30)
Other Operating Income (Expense), net	—	3

Total Operating Income	$212	$126

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Second Quarter 2009	Second Quarter 2008
	(In Millions)
Revenues:
Northern Resources	$35	$74
Southern Resources	89	128
Real Estate	78	57
Manufacturing	66	121
Other	5	6
Eliminations	(1)	(10)

Total Revenues	$272	$376

Operating Income (Loss)
Northern Resources	$(7)	$7
Southern Resources	23	37
Real Estate	44	35
Manufacturing	—	(11)
Other	4	5
Other Costs and Eliminations	(11)	(16)
Other Operating Income (Expense), net	—	—

Total Operating Income	$53	$57

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2009			2008
		1st Qtr	2nd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$24	$22	$23	$29	$26	$25	$26	$26
Pulpwood	$/Ton Stumpage	$11	$9	$10	$10	$10	$10	$12	$10

Northern Resources
Sawlog	$/Ton Delivered	$57	$50	$54	$67	$68	$74	$68	$69
Pulpwood	$/Ton Delivered	$43	$38	$41	$39	$43	$45	$44	$43

Lumber (1)	$/MBF	$374	$340	$353	$366	$367	$384	$367	$371
Plywood (1)	$/MSF	$362	$353	$357	$398	$404	$396	$382	$397
Fiberboard (1)	$/MSF	$601	$593	$597	$591	$600	$610	$625	$604

Sales Volume
Southern Resources
Sawlog	1,000 Tons	942	1,217	2,159	1,459	1,666	1,425	1,020	5,570
Pulpwood	1,000 Tons	1,487	1,849	3,336	1,976	2,221	2,089	1,741	8,027

Total Harvest		2,429	3,066	5,495	3,435	3,887	3,514	2,761	13,597

Northern Resources
Sawlog	1,000 Tons	525	371	896	978	739	828	821	3,366
Pulpwood	1,000 Tons	613	397	1,010	738	504	725	649	2,616

Total Harvest		1,138	768	1,906	1,716	1,243	1,553	1,470	5,982

Lumber	MBF	35,123	60,371	95,494	69,596	83,477	74,100	62,660	289,833
Plywood	MSF	35,439	40,729	76,168	68,746	68,616	62,112	37,509	236,983
Fiberboard	MSF	34,044	32,802	66,846	58,784	63,205	44,371	31,071	197,431

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2009			2008
	1st Qtr (1)	2nd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (2)	YTD
Acres Sold
Small Non-strategic	1,665	9,840	11,505	17,145	13,215	14,800	47,125	92,285
Large Non-strategic	—	59,160	59,160	—	—	—	—	—
Conservation	113,355	3,895	117,250	1,015	595	39,880	134,250	175,740
HBU/Recreation	2,180	10,955	13,135	10,635	11,785	15,640	7,550	45,610
Development Properties	1,485	25	1,510	65	700	10	45	820
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	118,685	83,875	202,560	28,860	26,295	70,330	188,970	314,455

Price per Acre
Small Non-strategic	$1,330	$900	$960	$1,180	$1,285	$1,145	$745	$965
Large Non-strategic	—	$650	$650	—	—	—	—	—
Conservation	$2,225	$1,705	$2,205	$395	$1,555	$1,035	$1,170	$1,140
HBU/Recreation	$3,420	$2,200	$2,400	$2,875	$2,740	$3,220	$2,965	$2,975
Development Properties	$4,075	$13,650	$4,225	$5,825	$9,630	$13,130	$4,095	$8,770
Conservation Easements	—	—	—	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$2	$9	$11	$20	$17	$17	$35	$89
Large Non-strategic	—	$38	$38	—	—	—	—	—
Conservation	$252	$7	$259	—	$1	$41	$157	$200
HBU/Recreation	$7	$24	$32	$31	$32	$50	$22	$136
Development Properties	$6	—	$6	—	$7	—	—	$7
Conservation Easements	—	—	—	—	—	—	—	—

	$268	$78	$346	$52	$57	$108	$215	$432

Basis of Real Estate Sold (3)	$89	$28	$118	$10	$13	$26	$100	$149

(1)	During the 1st quarter of 2009 we sold 112,000 acres in Montana to a conservation buyer for $250 million. The sale is presented as a Conservation sale. The transaction included 56,000 acres of Conservation property, 10,000 acres of Small Non-strategic property, 45,000 acres of HBU/Recreation property, and 1,000 acres of Development property.

(2)	During the 4th quarter of 2008 we sold 130,000 acres in Montana to a conservation buyer for $150 million. The sale is presented as a Conservation sale. The transaction included 59,000 acres of Conservation property, 51,000 acres of Small Non-strategic property, 16,000 acres of HBU/Recreation property, and 4,000 acres of Development property.

(3)	Includes $16 million in the second quarter of 2009 for a 59,000 acre Large Non-strategic sale in Wisconsin, $85 million in the first quarter of 2009 for a 112,000 acre conservation sale in Montana and $75 million in the fourth quarter of 2008 for a 130,000 acre conservation sale in Montana.

PLUM CREEK TIMBER COMPANY, INC.

ANNUAL PRODUCTION CAPACITY

June 30, 2009

(UNAUDITED)

Over the past year, the company has restructured its manufacturing operations, permanently closing two lumber mills and indefinitely suspending production at a third. The table below details the current manufacturing operations, their practical capacities and current status.

Facility	Product	Annual Production Capacity

OPERATING
Columbia Falls MDF	Thick MDF	145 mmsf 3/4 in.
Columbia Falls MDF	Thin MDF	122 mmsf 3/4 in.
Columbia Falls Plywood	Industrial Plywood	120 mmsf 3/8 in.
Evergreen Plywood	Industrial Plywood	160 mmsf 3/8 in.
Columbia Falls Lumber	Pine Boards	72 mmbf
Meridian Remanufacturing	Edge-Glued Board Lumber	70 mmbf

INDEFINITELY CURTAILED
Evergreen Lumber	Stud Lumber	92 mmbf
Evergreen Remanufacturing	Finger-Jointed Stud Lumber	65 mmbf

PERMANENTLY CLOSED
Pablo Lumber	Pine Boards	N/A
Ksanka Lumber	Stud Lumber	N/A

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

June 30, 2009

(UNAUDITED)

	Borrowings (1)
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2010:
3rd Qtr 2009	58	8.730%
1st Qtr 2010	53	5.480%
4th Qtr 2010	3	8.050%
Annual Maturities through 2014:
2011	383	7.726%	(2)
2012	603	—	(3)
2013	250	6.663%	(4)
2014	3	8.050%

(1)	Does not include repayments on the company’s $750 million revolving line of credit due in 2011.

(2)	Principal amount composed of senior notes with principal amounts of $51 million, $3 million, $280 million and $49 million and interest rates of 7.970%, 8.050%, 7.660% and 7.830%, respectively.

(3)	Includes $600 million of maturities for the company’s two term credit agreements and senior notes with principal of $3 million and an interest rate of 8.050%. The interest rate on the $350 million term credit agreement is currently based on LIBOR plus 0.45%. The interest rate on the $250 million term credit agreement is currently based on LIBOR plus 1.00%.

(4)	Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.